Fair Value Measurements	12 Months Ended
Dec. 31, 2022
Fair Value Disclosures [Abstract]
Fair Value Measurements	Fair Value Measurements
The Company’s financial assets that are measured at fair value on a recurring basis, by level within the fair value hierarchy, are as follows (in thousands):

	December 31, 2022
	Level 1	Level 2	Level 3	Total
Cash equivalents
Money market funds	$31,690	$—	$—	$31,690
Total financial assets	$31,690	$—	$—	$31,690

	December 31, 2021
	Level 1	Level 2	Level 3	Total
Cash equivalents
Money market funds	$837	$—	$—	$837
Short-term investments
Corporate bonds	—	2,554	—	2,554
Total financial assets	$837	$2,554	$—	$3,391
Unrealized gains and losses for the three and years ended December 31, 2022 and 2021 are immaterial.
Forward Share Purchase Agreements Liability
On November 9, 2022, the Company settled the derivative liability associated with the Forward Share Purchase Agreements ("FPAs") by repurchasing 1,438,378 shares of common stock at $10.30 on the settlement date. The fair value on the settlement date for the exercised FPAs was $10.9 million and was equal to the intrinsic value of the put option on the settlement date (November 9, 2022). The intrinsic value was calculated using an exercise price of $10.30 per share and stock price of $2.71 per share.
As described in Note 3 - Business Combinations, the Company entered into an Amended Agreement with one investor for 955,000 shares prior to the original settlement date. The investor did not elect to sell its shares to the Company as of the extension date and, the FPA expired unexercised, and the liability was effectively settled for no consideration. As such, the fair value of this FPA was $0 upon settlement, and the Company reversed the previously recorded liability balance as of the last measurement date and recognized a $7.8 million gain on fair value of derivative liability on the consolidated statement of operations in the fourth quarter.
As described above, the derivative liability was remeasured to its intrinsic value at the date the underlying shares were repurchased or settled unexercised. Based on the above, $5.0 million was recognized as a net loss within change in fair value of derivative liability on the consolidated statements of operations in 2022. The net loss is comprised of a $13.7 million loss recognized in the third quarter of 2022, a $0.9 million gain upon settlement on November 9, 2022, and a $7.8 million gain recognized upon the extended settlement date of November 23, 2022.
The liability for the FPAs was valued using a Black-Scholes Option Pricing formula, except upon settlement in which the fair value was used, which is considered to be a Level 3 fair value measurement. The fair value of the FPAs are based on the current stock price and a weighted average of historical volatilities from select benchmark companies. The following table presents the quantitative information regarding Level 3 fair value measurements of the Forward Purchase Agreements as of the following dates:

	September 30, 2022	August 9, 2022
Exercise price	$10.30	$10.30
Stock price	$2.05	$8.28
Volatility	42.0%	70.0%
Term (in years)	0.25	0.25
Risk-free rate	2.9%	2.7%
Dividend Yield	—%	—%